Fourth Quarter of Fiscal 2019 Earnings Call November 18, 2019 ©2019 Cabot Microelectronics Corporation

Safe Harbor Statement The information contained in and discussed during this presentation may include “forward- looking statements” within the meaning of federal securities regulations. These forward- looking statements involve a number of risks, uncertainties, and other factors, including those described in Cabot Microelectronics’ filings with the Securities and Exchange Commission (SEC), that could cause actual results to differ materially from those described by these forward-looking statements. Cabot Microelectronics Corporation assumes no obligation to update this forward-looking information. 2 ©2019 Cabot Microelectronics Corporation

Fourth Quarter Highlights › Record Revenue of $279M; exceeded prior year revenue by $122M, or 78% • Driven by acquisition of KMG Chemicals, Inc. (“KMG”) and growth in CMP pads business › Pro Forma Revenue* was essentially flat compared with prior year • Driven by growth in CMP pads, electronic chemicals and pipeline performance products • CMP slurries revenue declined due to weaker semiconductor industry demand › KMG-Bernuth Wood Treatment impairment charge of $67 million,** or $50 million after-tax, due to decision to cease future investments in the business • Focus to be on higher growth businesses, complementary to core › Net Loss of $20M; Adjusted Pro Forma Net Income* of $50M, 2% lower compared with prior year › Loss per share of $0.70; Adjusted Pro Forma Diluted EPS* of $1.68, down $0.05, or 3% vs. prior year › Adjusted Pro Forma EBITDA* of $85M, down $1M, or 2%, and represents 30.6% of revenue • Adjusted Pro Forma EBITDA Margin decreased 50 basis points over prior year › Continued strong execution in a challenging semiconductor industry environment Data reflects rounded values *These adjusted pro forma results are presented as if the company’s acquisition of KMG Chemicals, Inc. (“KMG”) had been consummated on October 1, 2017, and exclude the impact of non-recurring acquisition and integration related costs, acquisition-related amortization expenses, the effect of the enactment of the Tax Cuts and Jobs Act in December 2017 in the United States (“tax act”) and the newly issued final regulations related to the tax act, the effect of asset impairment and restructuring charges related to the company’s wood treatment business (recorded in fourth quarter of fiscal 2019), and certain costs related to a warehouse fire at KMG-Bernuthin Tuscaloosa, Alabama (recorded in third and fourth quarters of fiscal 2019). Reference Appendix for the reconciliations of selected GAAP financial data to adjusted pro forma financial data. **Impairment charge for the KMG-Bernuth wood treatment business is preliminary and subject to finalization of impairment analysis and control procedures. 3 ©2019 Cabot Microelectronics Corporation

Full Year Highlights › Record Revenue of $1,038M; exceeded prior year revenue by $448M, or 76% • Driven by acquisition of KMG Chemicals, Inc. (“KMG”) and growth in CMP pads business › Pro Forma Revenue* of $1,100M; exceeded prior year pro forma revenue by $36M, or 3% • Driven by growth in CMP pads, electronic chemicals and pipeline performance products • CMP slurries revenue declined due to challenging semiconductor industry conditions, primarily memory › Net Income of $39M; Adjusted Pro Forma Net Income* of $198M, 9% higher compared with prior year › Diluted EPS of $1.35; Adjusted Pro Forma Diluted EPS* of $6.72, up $0.57, or 9% vs. prior year › Adjusted EBITDA of $333M; Adjusted Pro Forma EBITDA* of $345M, up $34M, or 11%, and represents 31.4% of revenue • Adjusted Pro Forma EBITDA Margin increased 220 basis points over prior year › Strong performance of acquired KMG businesses and growth in CMP pads Data reflects rounded values *These adjusted pro forma results are presented as if the company’s acquisition of KMG Chemicals, Inc. (“KMG”) had been consummated on October 1, 2017, and exclude the impact of non-recurring acquisition and integration related costs, acquisition-related amortization expenses, the effect of the enactment of the Tax Cuts and Jobs Act in December 2017 in the United States (“tax act”) and the newly issued final regulations related to the tax act, the effect of asset impairment and restructuring charges related to the company’s wood treatment business (recorded in fourth quarter of fiscal 2019), and certain costs related to a warehouse fire at KMG-Bernuthin Tuscaloosa, Alabama (recorded in third and fourth quarters of fiscal 2019). Reference Appendix for the reconciliations of selected GAAP financial data to adjusted pro forma financial data. 4 ©2019 Cabot Microelectronics Corporation

Fourth Quarter Fiscal Year 2019 Financial Details Reported Adjusted Pro Forma* Comments on Adjusted Results 2019 Q4 2018 Q4 2019 Q4 2018 Q4 Lower revenue in CMP slurries was offset Revenue $278.6M $156.7M $278.6M $278.9M by growth in CMP pads, electronic chemicals and pipeline performance products (-) Lower CMP slurries volume, higher Gross Margin 40.6% 53.8% 44.2% 45.7% expenses in wood treatment business and higher costs/less favorable product mix in electronic chemicals Net Income (Loss) ($20.2M) $48.2M $49.8M $50.9M Diluted EPS ($0.70) $1.84 $1.68 $1.73 (+) Lower selling, general and administrative expenses, primarily from synergies EBITDA -------- -------- $85.3M $86.7M EBITDA Margin -------- -------- 30.6% 31.1% Data reflects rounded values * These adjusted pro forma results are presented as if the company’s acquisition of KMG Chemicals, Inc. (“KMG”) had been consum mated on October 1, 2017, and exclude the impact of non-recurring acquisition and integration related costs, acquisition-related amortization expenses, the effect of the enactment of the Tax Cuts and Jobs Act in December 2017 in the United States (“tax act”) and the newly issued final regulations related to the tax act, the effect of asset impairment and restructuring charges related to the company’s wood treatment business (recorded in fourth quarter of fiscal 2019), and certain costs related to a warehouse fire at KMG- Bernuth in Tuscaloosa, Alabama (recorded in third and fourth quarters of fiscal 2019). Reference Appendix for the reconciliations of selected GAAP financial data to adjusted pro forma financial data. 5 ©2019 Cabot Microelectronics Corporation

Fourth Quarter Fiscal Year 2019 Segment and Business Revenue Reported Pro Forma* 2019 Q4 2018 Q4 2019 Q4 2018 Q4 Total Revenue $279M $157M $279M $279M Electronic Materials $217M $147M $217M $226M CMP Slurries** $115M $124M $115M $124M CMP Pads $23M $22M $23M $22M Electronic Chemicals $80M - $80M $79M Performance Materials $61M $10M $61M $53M Quarter Highlights: › CMP slurries revenue was negatively impacted by lower demand from memory customers › Growth in CMP pads revenue continued to be driven by customer adoption, partially offset by industry weakness › Electronic chemicals revenue benefited from increased demand in advanced logic › Performance Materials revenue growth was driven by pipeline performance products, primarily drag reducing agents (DRAs) Data reflects rounded values *Pro Forma data represents calculations as if KMG results were included in total company results for the full quarter of each period represented **Includes Electronic Substrates 6 ©2019 Cabot Microelectronics Corporation

Segment Financial Details 2019 Q4 FY2019 Electronic Materials Revenue $217M $833M Adjusted EBITDA* $74M $295M Adjusted EBITDA Margin 34% 35% Performance Materials Revenue $61M $205M Adjusted EBITDA* $28M $91M Adjusted EBITDA Margin 46% 45% Data reflects rounded values *Adjusted EBITDA for the Electronic Materials and Performance Materials segments is presented in conformity with Accounting St andards Codification Topic 280, Segment Reporting. This measure is reported to the chief operating decision maker for purposes of making decisions about allocating resources to the segments and assessing their performance. For these reasons, this measure is excluded from the definition of non-GAAP financial measures under the SEC’s Regulation G and Item 10(e) of Regulation S-K. 7 ©2019 Cabot Microelectronics Corporation

Balance Sheet and Cash Flow as of September 30, 2019 › Cash balance of $188M › FY2019 Operating Cash Flow was $177M • Capital Expenditures were $58M • Therefore, Free Cash Flow was $119M › Prepaid $100M of debt during the fiscal year › Continued appropriate deleveraging of the balance sheet remains a priority • Targeting 2x Net Debt/EBITDA by the end of FY20 Data reflects rounded values 8 ©2019 Cabot Microelectronics Corporation

Wood Treatment Impairment Charge Details › Future investments will focus on high-growth opportunities within the company that are complementary to core business › During the quarter, the company made a decision to cease future investment in the wood treatment business • Will not invest to build the previously-planned U.S. production facility to replace current operations in Matamoros, Mexico and Tuscaloosa, Alabama • As previously communicated, will expect to continue production at current plants until around the end of calendar 2021 • Working closely with customers on the transition • Exploring various options for the business › Impairment is a non-cash after-tax charge of $50M • Adjustment to the long-lived assets associated with the business Data reflects rounded values 9 ©2019 Cabot Microelectronics Corporation

Current Financial Guidance 2020 Q1 FY2020 Electronic Materials Revenue Approximately flat* Segment Approximately flat to up low Performance Materials Revenue single digit %* Revenue Approximately flat* Adjusted EBITDA $350M-$380M Depreciation and Amortization** $40M-$45M Total Company Interest Expense ~$12M $45M-$48M Tax Rate*** 22%-25% Capital Spending $100M-$130M Data reflects rounded values *Based on sequential changes compared to fourth quarter of fiscal 2019 **Excludes approximately $90 million in amortization of intangibles related to acquisitions ***Excludes tax impact from acquisition-related expenses 10 ©2019 Cabot Microelectronics Corporation

Closing Remarks › Pro Forma Revenue* was essentially flat in Q4 and up 3% in FY19 compared to the prior year • Driven by growth in CMP pads, electronic chemicals, and pipeline performance products • CMP slurries revenue was negatively impacted by weakness in memory, but demand from advanced logic remained strong › Adjusted Pro Forma FY19 Gross Margin* of 45.6% was up 50 bps compared to the prior year › Adjusted Pro Forma FY19 EBITDA of $345 million, up $34 million, or 11% › Exceeded our goal of $25M of synergies • Ended FY19 with approximately $26M in annualized run-rate • Delivered $5M in synergies to P&L in Q4 › Earnings accretion of approximately $1.60 per share from KMG acquisition since November 2018 close Data reflects rounded values * These adjusted pro forma results are presented as if the company’s acquisition of KMG Chemicals, Inc. (“KMG”) had been consummated on October 1, 2017, and exclude the impact of non-recurring acquisition and integration related costs, acquisition-related amortization expenses, the effect of the enactment of the Tax Cuts and Jobs Act in December 2017 in the United States (“tax act”) and the newly issued final regulations related to the tax act, the effect of asset impairment and restructuring charges related to the company’s wood treatment business (recorded in fourth quarter of fiscal 2019), and certain costs related to a warehouse fire at KMG-Bernuthin Tuscaloosa, Alabama (recorded in third and fourth quarters of fiscal 2019). Reference Appendix for the reconciliations of selected GAAP financial data to adjusted pro forma financial data. 11 ©2019 Cabot Microelectronics Corporation

Appendix ©2019 Cabot Microelectronics Corporation

Full Fiscal Year 2019 Financial Details Reported Adjusted Pro Forma* Comments on Adjusted Results FY2019 FY2018 FY2019 FY2018 Growth in CMP pads, electronic chemicals Revenue $1,037.7M $590.1M $1,099.7M $1,063.6M and pipeline performance offset lower revenue in CMP slurries Gross Margin 42.7% 53.2% 45.6% 45.1% Net Income $39.2M $110.0M $198.4M $181.4M Diluted EPS $1.35 $4.19 $6.72 $6.15 (+) Lower selling, general and administrative expenses, primarily from synergies EBITDA -------- -------- $345.4M $311.1M (-) Higher tax rate EBITDA Margin -------- -------- 31.4% 29.2% Data reflects rounded values * These adjusted pro forma results are presented as if the company’s acquisition of KMG Chemicals, Inc. (“KMG”) had been consum mated on October 1, 2017, and exclude the impact of non-recurring acquisition and integration related costs, acquisition-related amortization expenses, the effect of the enactment of the Tax Cuts and Jobs Act in December 2017 in the United States (“tax act”) and the newly issued final regulations related to the tax act, the effect of asset impairment and restructuring charges related to the company’s wood treatment business (recorded in fourth quarter of fiscal 2019), and certain costs related to a warehouse fire at KMG-Bernuthin Tuscaloosa, Alabama (recorded in third and fourth quarters of fiscal 2019). Reference Appendix for the reconciliations of selected GAAP financial data to adjusted pro forma financial data. 13 ©2019 Cabot Microelectronics Corporation

Full Fiscal Year 2019 Segment and Business Revenue Reported Pro Forma* FY2019 FY2018 FY2019 FY2018 Total Revenue $1,038M $590M $1,100M $1,064M Electronic Materials $833M $560M $873M $866M CMP Slurries** $460M $477M $460M $477M CMP Pads $95M $83M $95M $83M Electronic Chemicals $278M - $319M $306M Performance Materials $205M $30M $227M $198M Data reflects rounded values *Pro Forma data represents calculations as if KMG results were included in total company results for the full quarter of each period represented **Includes Electronic Substrates 14 ©2019 Cabot Microelectronics Corporation

Reconciliation of GAAP Net Income to Non-GAAP Adjusted EBITDA (in thousands, except per share and percentage amounts) Quarter Ended September 30, 2019 September 30, 2018 Net Income (loss) ($20,243) $48,218 Interest expense 12,703 102 Interest income (342) (1,161) Income taxes (benefit) (10,899) (3,195) Depreciation & amortization 28,116 6,349 EBITDA* $9,335 $50,313 Acquisition and integration-related expenses 1,601 3,861 Costs related to KMG-Bernuth fire 5,455 - Costs related to restructuring of wood treatment business 1,530 - Asset impairment charges related to wood treatment business 67,372 - Adjusted EBITDA** $85,293 $54,174 Adjusted EBITDA margin 30.6% 34.6% *EBITDA represents earnings before interest, taxes, depreciation and amortization **Adjusted EBITDA is calculated by excluding items from EBITDA that are believed to be infrequent or not indicative of the company's continuing operating performance 15 ©2019 Cabot Microelectronics Corporation

Reconciliation of Selected GAAP Financial Data to Adjusted Pro Forma Financial Data Three Months Ended September 30, 2019 September 30, 2018 (in thousands, except percentage and per share data) Reported gross profit $113,110 $84,346 Reported gross margin 40.6% 53.8% Adjustments(1) (222) 39,534 Pro forma gross profit $112,888 $123,880 Pro forma gross margin 40.5% 44.4% Adjustments(2) 10,294 3,470 Adjusted pro forma gross profit $123,182 $127,350 Adjusted pro forma gross margin 44.2% 45.7% Reported net income (loss) ($20,243) $48,218 Adjustments(1) 8,150 4,729 Pro forma net income (loss) ($12,093) $52,947 Adjustments(2) 61,870 (2,067) Adjusted pro forma net income $49,777 $50,880 Reported diluted earnings (loss) per share ($0.70) $1.84 Adjustments(1) 0.28 0.04 Pro forma diluted earnings (loss) per share ($0.42) $1.80 Adjustments(2) 2.10 (0.07) Adjusted pro forma diluted earnings per share $1.68 $1.73 1 Pro forma adjustments are related to non-recurring items directly attributable to the transaction as well as recurring differences related to depreciation, amortization or financing costs that were included as if the companies were combined as of October 1, 2017. 2 Primarily reflects the elimination of the impact of non-recurring acquisition and integration related costs, acquisition-related amortization expenses, the effect of the enactment of the Tax Cuts and Jobs Act in December 2017 in the United States (“tax act”) and the newly issued final regulations related to the tax act, the effect of asset impairment and restructuring charges related to the company’s wood treatment business (recorded in fourth quarter of fiscal 2019), and certain costs related to a warehouse fire at KMG-Bernuth in Tuscaloosa, Alabama (recorded in third and fourth quarters of fiscal 2019). 16 ©2019 Cabot Microelectronics Corporation

Reconciliation of Selected GAAP Financial Data to Adjusted Pro Forma Financial Data Twelve Months Ended September 30, 2019 September 30, 2018 (in thousands, except percentage and per share data) Reported gross profit $442,653 $314,105 Reported gross margin 42.7% 53.2% Adjustments(1) 33,718 151,409 Pro forma gross profit $476,371 $465,514 Pro forma gross margin 43.3% 43.8% Adjustments(2) 24,903 13,806 Adjusted pro forma gross profit $501,274 $479,320 Adjusted pro forma gross margin 45.6% 45.1% Reported net income $39,215 $110,043 Adjustments(1) 30,458 16,337 Pro forma net income $69,673 $126,380 Adjustments(2) 128,704 54,972 Adjusted pro forma net income $198,377 $181,352 Reported diluted earnings per share $1.35 $4.19 Adjustments(1) 1.01 0.10 Pro forma diluted earnings per share $2.36 $4.29 Adjustments(2) 4.36 1.86 Adjusted pro forma diluted earnings per share $6.72 $6.15 1 Pro forma adjustments are related to non-recurring items directly attributable to the transaction as well as recurring differences related to depreciation, amortization or financing costs that were included as if the companies were combined as of October 1, 2017 2 Primarily reflects the elimination of the impact of non-recurring acquisition and integration related costs, acquisition-related amortization expenses, the effect of the enactment of the Tax Cuts and Jobs Act in December 2017 in the United States (“tax act”) and the newly issued final regulations related to the tax act, the effect of asset impairment and restructuring charges related to the company’s wood treatment business (recorded in fourth quarter of fiscal 2019), and certain costs related to a warehouse fire at KMG-Bernuth in Tuscaloosa, Alabama (recorded in third and fourth quarters of fiscal 2019). 17 ©2019 Cabot Microelectronics Corporation

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